Exhibit 10.9

Commitment Letter

To: Beijing iQIYI Science & Technology Co., Ltd.

Whereas, your company is a company of which the financial statements are consolidated with Qiyi.com, Inc. and Beijing QIYI Century Science & Technology Co., Ltd. under US GAAP. To normal operation of your company and to promote the development of business, Qiyi.com, Inc. and Beijing QIYI Century Science & Technology Co., Ltd. hereby undertake as follows:

If your company suffers any loss before issuance of this letter, Beijing QIYI Century Science & Technology Co., Ltd. undertakes to provide financial aid free of charge to you to the extent permitted by law. The amount of such financial aid shall not be less than your loss, so that your operation will not be affected by such financial loss. Your company are not required to repay the financial aid provided by Beijing QIYI Century Science & Technology Co., Ltd. according to this letter.

If your company suffers loss in any year after issuance of this letter, Qiyi.com, Inc. will provide financial aid free of charge to your company through Beijing QIYI Century Science & Technology Co., Ltd. to the extent permitted by law in the next year. The amount of such financial aid shall not be less than your loss, so that your operation will not be affected by such financial loss. Your company are not required to repay the financial aid provided by Qiyi.com, Inc. through Beijing QIYI Century Science & Technology Co., Ltd. according to this letter.

The above undertakings are conditioned on that (1) your company is a company of which the financial statements are consolidated with Qiyi.com, Inc. and Beijing QIYI Century Science & Technology Co., Ltd. under US GAAP; (2) the Amended and Restated Loan Agreement, the Amended and Restated Share Pledge Agreement, the Amended and Restated Exclusive Purchase Option Agreement, the Amended and Restated Business Operation Agreement, the Amended and Restated Shareholder Voting Rights Trust Agreement, the Power of Attorney and the Confirmation Letter entered into by your company, your shareholders and relevant entities on January 30, 2013 and any amendments to the above documents with consents of the signing parties shall remain effective.

Undertaking Party: Qiyi.com, Inc.

[Company Seal is affixed]

Authorised Signatory: /s/ GONG Yu

Undertaking Party: Beijing QIYI Century Science & Technology Co., Ltd.

[Company Seal is affixed]

/s/ Beijing QIYI Century Science & Technology Co., Ltd.

January 30, 2013